Exhibit 99.1

BBX Capital bluegreen vacations Investor Luncheon January 12, 2018

Forward Looking Statements This presentation contains forward-looking statements based largely on current expectations of BBX Capital (“the Company”) or its subsidiaries, including Bluegreen Vacations, that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Forward looking statements can be identified by the use of words or phrases such as "plans," "believes," "will," "expects," "anticipates," "intends," "estimates," "our view," "we see," "would" and words and phrases of similar meaning. The forward-looking statements in this presentation are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and involve substantial risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. We can give no assurance that such expectations will prove to have been correct. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. When considering forward-looking statements, you should keep in mind the risks, uncertainties and other cautionary statements made in this presentation. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This presentation also contains information regarding the past performance of the Company, its subsidiaries and their respective investments and operations, and you should note that prior or current performance is not a guarantee or indication of future performance, and not all past activities or investments are described, some of which were not successful or resulted in losses. Some factors which may affect the accuracy of the forward-looking statements apply generally to the industries in which the Company operates, including the development, operation, management and investment in residential and commercial real estate, the resort development and vacation ownership industries in which Bluegreen operates, the home improvement industry in which Renin operates, the confectionary industry in which BBX Sweet Holdings and IT’SUGAR operate, and the pizza franchise industry in which the Company has recently commenced activities. Risks and uncertainties include, without limitation, risks associated with the ability to successfully implement currently anticipated plans and generate earnings, long term growth, and increased shareholder value, book value, and/or intrinsic value; the performance of entities in which BBX Capital has made investments may not be profitable or perform as anticipated; BBX Capital is dependent upon dividends from its subsidiaries, principally Bluegreen, to fund its operations; BBX Capital's subsidiaries may not be in a position to pay dividends, dividend payments may be subject to certain restrictions, including restrictions contained in debt instruments , and may be subject to declaration by such subsidiary's board of directors or managers; the risks relating to acquisitions, including acquisitions in diverse industries, integration risks, risks regarding achieving profitability, foreign currency transaction risk, and goodwill and other intangible impairment risks; risks relating to the monetization of BBX Capital's legacy assets; and risks related to litigation and other legal proceedings involving BBX Capital and its subsidiaries. The Company's investment in Bluegreen exposes the Company to risks of Bluegreen's business and its ability to pay dividends to BBX Capital, and risks inherent in the vacation ownership industry, including the risk that Bluegreen's marketing expenses will increase; the risk that Bluegreen’s capital-light business activities or other operations may not be successful because of changes in economic conditions or otherwise, the risk that Bluegreen may not be successful in competing against larger hospitality branded affiliated companies, the risk its marketing alliances with Bass Pro Shops and Choice Hotels may not be a s successful or grow as anticipated and the risk that Bluegreen's strategy to grow profitability and increase long-term value may not be realized as anticipated, if at all. In addition, with respect to BBX Capital's Real Estate and Middle Market Division, the risks and uncertainties include risks relating to the real estate market and real estate development, the risk that joint venture partners may not fulfill their obligations and the projects may not be developed as anticipated or be profitable, and contractual commitments may not be completed on the terms provided or at all; risks related to increases in the availability and cost of chocolate and other confections; risks relating to the acquisition of IT’SUGAR, including the risk that the revenue anticipated to be generated by its operations will not be achieved, that net income may not be generated when anticipated or at all, and that the transaction may not be advantageous and the Company may not realize the anticipated benefits of the acquisition; and risks related to our pizza franchise operations, including that stores may not be opened when or in the number anticipated, stores opened may not operate profitably, and the Company’s pizza franchise activities may not be successful. Additional risks and uncertainties are described in BBX Capital's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017and Annual Report on Form 10-K for the year ended December 31, 2016, and are available to view on the SEC's website, www.sec.gov; on BBX Capital's website, www.BBXCapital.com; and Bluegreen information is available on Bluegreen Vacations’ website, www.bluegreenvacations.com. BBX Capital cautions that the foregoing factors are not exclusive, and we do not undertake, and specifically disclaim any obligation, to update or supplement any forward-looking statements whether as a result of changes in circumstances, new information, subsequent events or otherwise.

Welcome & Introductions Alan B. Levan BBX Capital Chairman and Chief Executive Officer Bluegreen Vacations Chairman 2

Management in Attendance BBX Capital Alan B. Levan  Chairman & Chief Executive Officer Jack Abdo Vice Chairman Jarett Levan President  Seth Wise  Executive Vice President | President, BBX Capital Real Estate Ray Lopez  Executive Vice President, Chief Financial Officer & Chief Accounting Officer bluegreen vacations Alan B. Levan  Chairman Shawn Pearson President & Chief Executive Officer Tony Puleo Executive Vice President, Chief Financial Officer & Treasurer  Dave Pontius  Executive Vice President, Chief Operating Officer 3

A Diversified Holding Company Offering an attractive investment opportunity 90% owner of Bluegreen Vacations, a profitable and growing “drive-to” vacation ownership company, with a compelling valuation opportunity Track record of identifying “inflection point” growth opportunities, becoming value-add partners, with a strong financial footing Current portfolio of valuable assets in key targeted verticals Led by an entrepreneurial team focused on creating value over the long term 4

Three Strategic Verticals

BBX Capital

1 — bluegreen vacations

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 211,000+ Vacation Club Owners

2 — BBX Capital Middle Market

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

3 — BBX Capital Real Estate

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital
5

Three Strategic Verticals

BBX Capital

1 bluegreenvacations

2 BBX Capital MIDDLE MARKET

3 BBX Capital REAL ESTATE

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 211,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital
6

bluegreenvacations Please welcome, Shawn Pearson, President and Chief Executive Officer 7

Bluegreen Vacations Overview  Solara Surfside | Miami Beach, Florida (1) As of 9/30/17. (2) LTM as of 9/30/17. (3) See appendix for a reconciliation of Adjusted EBITDA to Net Income of $85 million. 1994  Entered Vacation Ownership Industry 67 Resorts (1) 43 Club Resorts 24 Club Associate Resorts 211,000+ (1) Vacation Club Owners 250,000+(2) Tours Annually 67%+ (2) Capital-Light Revenue 50%+ (2) Sales to New Customers $667 million (2) Revenue  $149 million (2) (3) Adjusted EBITDA   8

The Vacation Ownership Industry  Consistent Industry Growth  Vacations are a Priority for Consumers

Vacation Ownership Industry Sales  ($ in billions)  2009 - 2016 CAGR 6% $6.3 $6.4 $6.5 $6.9 $7.6 $7.9 $8.6 $9.2 2009 2010 2011 2012 2013 2014 2015 2016 US Leisure Spend  ($ in billions) 2009 - 2016 CAGR 4%  $465 $494 $518 $533 $551 $581 $596 $613 2009 2010 2011 2012 2013 2014 2015 2016 Sources: 2017 EY State of the Vacation Timeshare Industry and Euromonitor.  9

Vacation Ownership Public Peer Group ($ in millions) VOI Sales (1) WYNDHAM HOTELS AND RESORTS $2,106

Hilton Grand Vacations  $1,249  MARRIOTT VACATIONS WORLDWIDE $794  bluegreen vacations $609 ilg $528    (1) System-wide (Contract sales) LTM 9/30/17. 10

Competitive Advantages Differentiated Target Demographic Significant Fee-Based VOI Sales Multiple Marketing Channels for New Owners Strong Net Owner Growth  Balanced Approach to Growth  Industry Innovator  11

Leading Operator of “Drive-To” Vacation Ownership Resorts  85% of owners live within a 4-hour drive to a Bluegreen resort  Geographically diverse owner base  Opportunities for growth in the Western US  As of 9/30/17.   Bluegreen Club Resorts (40) Bluegreen Club Resorts – Big Cedar JV (3) Club Associate Resorts (24) Percent of Owner Population by State 6-9% 4-5% 2-3% < 2%

Large and Differentiated Owner Base Bluegreen Vacation Club Owners (in thousands)  CAGR: 5% 170 179 189 199 208 211 2012 2013 2014 2015 2016 9/30/17 Net Owner Growth (2013 – 2016) (3) 8% 5% (1%) (2%) Avg. Customer Household Income (1) ($ in thousands) $161    $155    $113    $75    Owner Age at Purchase (2)  Millennial 28%  Gen X 34%  Baby Boomer 27%  Silent Gen 4%  Unknown 7% (1) ILG, HGV and VAC data from 2017, 2016 and 2015 investor presentations, respectively. (2) Represents owner age at time of purchase for all sales to new owners 1/1/14 - 12/31/16. (3) Source: Company Filings. 13

Capital-Light Business Model Initial VOI Sale .  First-time customer . Purchase real-estate-backed points annually in perpetuity .Title fees Finance . Loans to qualified customers . Interest income . Mortgage servicing fees Management and Other Fee-Based Services . Resort management services . Club management . Other owner programs Additional VOI Purchases • Purchase of additional real-estate-backed points • Incremental financing, title, management and maintenance fees  (1) Excludes Other Income, net. (2) Includes just-in-time and secondary market inventory arrangements.  LTM 9/30/17 Revenue (1) ($ in millions) Finance  $88 Developed VOI Sales $127 Management & Other Fee-Based Services $108 Capital-Light VOI Sales (2) and Fee-Based Commissions $342 67%+  Capital-Light 14

Recurring Revenue Streams  Resort Operations and Club Management Revenue ($ in millions) $83  $90  $94  2015  2016  LTM 9/30/17 Financing Revenue  ($ in millions) $78  $81  $80  2015  2016  LTM 9/30/17  Other Recurring Revenue  ($ in millions)  $14  $14  $14  $3  $4  $5  $17  $18  $19  2015  2016  LTM 9/30/17  Mortgage Servicing  Operations  15

Capital-Light and Flexible Business Model  Sales for the Year ended December 31, 2016  Predominantly Capital-Light    67%  33% Capital-Light VOI Sales  Developed VOI Sales Well-Balanced Sales 54%  46%  New Customer Sales  Existing Owner Sales Cash and Interest Income 59%  41%  Financed Sales  Cash Sales  (1)  (1) Cash sales represent the portion of system-wide sales of VOIs, net that is received from customers in cash within 30 days of purchase.    16

Bluegreen Vacation Club (3)  Basic Ownership  $139 annual Club dues (1)  (100% of owners)  67 Quality Resorts RCI  4,300+ resorts in 100+ countries Significant Vacation Flexibility  Including destination, length of stay and borrow-and -save options (2) bluegreen vacations The Bluegreen Vacation Club provides access to a variety of destinations and resort types Optional Traveler Plus Program  $59.00 incremental annual fee  (69% of owners participate) Choice Hotels  Over 6,400 hotels in 40+ countries  Cruise Packages  Norwegian, Carnival, Crystal, Royal Caribbean, Holland America  43 Internal Direct Exchange Resorts  Select Connection, Prizzma  Additional Vacation Options  Interval, Coast to Coast  Discounts at various hotels, restaurants, retail and leisure establishments and rental car agencies  (1) Also requires annual payment of maintenance fees and club dues to the Vacation Club. (2) Ability to carryover any unused points for one year and to borrow points from the next year, subject to certain restrictions and fees. (3) As of 9/30/17.  17

Vacation Package Marketing Process (1)  1  Package Sales  Vacation Packages >260,000  2  Activation  Campaign Management  >7 million Emails 3  Reservation, Activation & Confirmation >900,000 Inbound Calls and more than 475,000 Outbound calls 4  Preview Centers  >144,000 Previews 5  VOI Sales  Over $300 million (1) Year ended December 31, 2016.  18

Sales and Marketing Driven Business  Vacation Packages & Leads  Tanger Outlets | Premium Outlets | Simon Malls  Tours  Sales  In -House Tours  Owners  260,000+ Vacation Packages Sold (1)  250,000+ Tours  (New Customer &    Existing Owners) (1)  $609 Million System  -Wide VOI Sales (1)  211,000+  Vacation Club Owners (2)  Marketing Mix by % of Sales (3)  New Customer Sales  Existing Owner Sales  Other New Customer  29% Existing Owners 49% Bass Pro 15% Choice 7%  (1) LTM 9/30/17. (2) As of 9/30/17. (3) YTD 9/30/17.  19

Long  -standing, Strategic Relationship with Bass Pro Bass Pro Shops  Big Cedar  Joint Venture Bass Pro Marketing Partnership • Leading experiential retailer • Unilateral exclusive marketing rights • On-site kiosks in 68 Bass Pro stores • Access to customer database, catalog and website • 17-year relationship • Contract through 2025 Annual visitors in millions for comparison 73 (1)  81 (2)  120 (3) Big Cedar JV  (51% Bluegreen Ownership) • 3 premier wilderness -themed resorts • On-site sales centers • Perpetual agreement Number of Vacation Ownership Units (4) 546  606  639  Dec-15  Dec-16  Sep-17  (1) 2016 MLB regular season attendance. (2) North American Disney Parks. 2016 estimate. (3) Bass Pro Shops Data. (4) At resorts developed by Bluegreen/Big Cedar Vacations LLC.   20

Current Reach of Vacation Package Sales Locations at Bass Pro Stores and Outlet Malls Percent of Bluegreen Owners by State    (1) As of 9/30/17.  21

Bass Pro Cabela Acquisition Provides Further Opportunity Percent of Bluegreen Owners by State (1) As of 9/30/17. (2) Assumes that Cabela locations are operated as a part of Bass Pro.  22

Expanded Relationship with Choice Hotels  #1 Hotel Program  #2 Hotel Program  • Bluegreen Vacations is the official vacation ownership provider of Choice Hotels • Exclusive relationship since 2013, renewed for 15+ years in 2017  • World’s second largest hotel company (1) • Industry’s fastest growing loyalty program with 33 million members (2) • Only hotel company on 2017 Forbes list of 100 top innovative companies • “Soft-branded” Bluegreen resorts into Choice’s Ascend Hotel Collection • Close demographic match with Bluegreen Choice Privileges Membership (2) (Members in millions)  2009 - 2016 CAGR: 17% 10  12  14  17  19  22  25  30  33  0  5  10  15  20  25  30  2009  2010  2011  2012  2013  2014  2015  2016  2017 YTD (1) In terms of units. (2) Source: Choice Hotels company filings.  23

Expanded Choice Hotels Marketing Alliance Provides Significant Growth Opportunity  Historically Had Access to Only One Channel Quality Leads  Calls Substantial Growth Potential Quality Leads  Calls  Site Visits  Digital Impressions  Guests  Loyalty Members  Emails 24

Bluegreen Consolidated Financial Performance  ($ in millions)  System-Wide VOI Sales, Net (1)  $553    $605    $609    2015  2016  LTM 9/30/17  $459    $463    9 mos. ended 9/30/16  9 mos. ended 9/30/17  Revenue  $618    $663    $667    2015  2016  LTM 9/30/17  $496    $501    9 mos. ended 9/30/16  9 mos. ended 9/30/17  Adjusted  EBITDA (2)  $132    $138    $149    2015  2016  LTM 9/30/17  $102    $113    9 mos. ended 9/30/16  9 mos. ended 9/30/17  (1) Excludes impact of estimated uncollectible VOI notes receivable. Includes sales made on behalf of fee-based service clients. (2) Adjusted EBITDA is a non-GAAP financial measure that is Adjusted to exclude certain non-recurring items; excludes minority (49%) contribution from Big Cedar joint venture. See appendix for a reconciliation of net income, the most comparable GAAP financial measure, to Adjusted EBITDA. 25

Potential Growth Drivers Product and Geographic Expansion Northeastern and Western Expansion Enhanced Digital Presence Strategic M&A and Fee-Based Development  Process Improvements Focus on Efficiency New Customer Growth  Expanded Marketing  Relationships Enhanced Digital Presence 26

BBX Capital Alan B. Levan, Chairman and Chief Executive Officer  27

BBX Capital Corporation & Affiliates  A family of companies dating back more than forty years, led by a management team with a long history of entrepreneurship.  Activities from 1972 to present day have included:    • Real Estate Acquisition and Management - $1 Billion+ • Banking - 100 Branches, $6.5 Billion in Assets • Commercial Real Estate Lending - $3 Billion+ • Investment Banking & Brokerage - 1,000 Investment Professionals • Homebuilding - Thousands of Homes • Planned Community Development - 9,000 Acres • Asian Themed Restaurants - 65 Locations • Vacation Ownership Resort Network, including 67 resorts, and over 211,000+ vacation club owners 28

Past Activities  Seeking to invest in companies at the right time and optimize BBX’s value add  BFCFinancial BankAtlantic Levitt and Sons LEVITT CORPORATION ST. LUCIE WEST Ryan Beck & Co. BENIHANA 29

BBX’s Corporate Strategy Goal Build long-term shareholder value as opposed to focusing on quarterly or annual earnings    Objective  Achieve long-term growth as measured by increases in book value and intrinsic value over time  • As many of BBX Capital’s assets do not generate income on a regular or predictable basis  One way of analyzing the value of BBX Capital is “Sum-of-Parts” analysis  30

Solid Financial Foundation and Balance Sheet ($ in thousands)  2016  LTM  9/30/17     Total Revenues  $  763,995  796,936  Income before Taxes  $  78,036    98,465  Adjusted EBITDA (1) (2)  $  103,034  118,366    Over $100M in cash liquidity on our Balance Sheet (1) Adjusted EBITDA is a non-GAAP financial measure. See company disclosures for a reconciliation of BBX Capital’s income before taxes to Adjusted EBITDA. (2) BBX Capital’s assets do not generate Adjusted EBITDA or income on a regular or predictable basis. Our objective is long-term growth as measured by increases in book value and intrinsic value over time.  31

Delivering Value to Shareholders  6-Year Cumulative Total Return    $0.35  $1.26  $2.89  $3.20  $3.39  $4.88  $7.97  0%  500%  1000%  1500%  2000%  2500%  YE 2011  YE 2012  YE 2013  YE 2014  YE 2015  YE 2016  YE 2017    BBX Capital Class A Common Stock S&P 500 Historical results may not be indicative of future results.  (1) On December 15, 2016, the Company, formerly BFC Financial Corporation, consummated its acquisition of former BBX Capital of Florida, LLC (formerly BBX Capital Corporation). Prior to such acquisition, the Company held an approximate 82% equity interest and 90% voting interest. During February 2017, BFC Financial changed its name to BBX Capital Corporation. (2) The Company’s Class A Common Stock commenced trading on the NYSE on July 13, 2017. The Company’s Class A Common Stock previously traded on the OTCQX. (3) Note: Sale of BankAtlantic was closed on July 31, 2012.  32

Increased Trading Volume in 2017  Average Daily Trading Volume    (in thousands)  173 192 318 358 283 263 67 113 170 379 191 430 424 0 50 100 150 200 250 300 350 400 450 500 Dec'16 Jan '17 Feb '17 Mar '17 Apr '17 May '17 Jun '17 July '17 Aug '17 Sept '17 Oct '17 Nov '17 Dec'17 Since up-listing to the NYSE on July 13, 2017, liquidity in BBX has increased dramatically    • Average daily volume of shares traded is 296k since the NYSE-listing vs. 228k for the period from 1/1/17 – 7/12/17. • Liquidity has increased since the Bluegreen IPO, with an average daily trading volume of 430k and 424k in November and December, respectively.    33

Three Strategic Verticals

BBX Capital

1 bluegreen vacations

2 BBX Capital MIDDLE MARKET

3 BBX Capital REAL ESTATE

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 211,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital

34

BBX Capital Middle Market Operations  IT’SUGAR Headquartered in Deerfield Beach, Florida, IT’SUGAR, LLC (“IT’SUGAR”) is the largest specialty candy retailer in the United States with 95 locations in 26 states and Washington, DC.  • BBX Sweet Holdings acquired IT’SUGAR in June 2017 for a purchase price of approximately $58.4 million, net of cash acquired. • During the twelve months ended September 30, 2017, IT’SUGAR generated $79 million of trade sales.    35

IT’SUGAR Current Footprint  Lifestyle Resort & Entertainment Outlet Centers 3rd Party Mail Urban Test 36

Consolidation in a Fragmented Industry  BBX Sweet Holdings Specialty Candy Brands  Anastasia Confections The Toffee Box Kencraft Candy Williams and Bennett Droga Chocolates Helen Grace Chocolates Based in Greenacres, FL  • Founded in 1975 • Specialty candy retailers operating in South Florida With award-winning products: Coconut Cashew Crunch  1st ever sofi TM product of the year  Most Innovative New Product Award in the Gourmet/Premium Category    NCA’s Sweets & Snacks Expo 37

Renin: Focused on Execution Designer, distributor, and manufacturer of: • Specialty Doors • Systems • Hardware • Home Décor Products International Distribution  Canada, United States, and Europe Lean Management  Focused on Improving Sales and Margin Balanced Sales Mix  50% of Sales from Big Box Retail Barn Door Systems  Driving Growth YoY LOWE’S 2016 Millwork Vendor of the Year  38

Profitable Industry Innovator RENIN  ($ in thousands)   2014  2015  2016  LTM  9/30/17 Total Revenues  $57,839  $56,461  $65,225  $71,212  Income before Taxes  ($2,044)  ($2,058)  $857    $1,460  Adjusted EBITDA (1)  ($176)  ($68)  $1,852  $3,898  Book Value as of 9/30/17  $11,922     (1) See appendix for a reconciliation of Renin’s income before taxes to Adjusted EBITDA.  39

Mod Pizza: Pipeline for Future Growth  In 2016, Mod Pizza was named America’s fastest growing chain restaurant by Technomic MOD FAST CASUAL PIZZA Franchisor is headquartered in Seattle, WA  • Currently over 295 locations in 26 states BBX is the exclusive franchisee in Florida  Goal of developing 50+ locations over the next 6 years  Target markets include:  • Ft. Lauderdale • Jacksonville • Miami • Orlando • Tampa • West Palm Peach  Poised to deliver growth in markets that capitalize on BBX’s expertise 40

Three Strategic Verticals

BBX Capital

1 bluegreen vacations	2 BBX Capital MIDDLE MARKET	3 BBX Capital REAL ESTATE
HOSPITALITY	**MIDDLE MARKET**	**REAL ESTATE**

HOSPITALITY

Bluegreen Vacations:

- NYSE: BXG
- 90% ownership interest
- 67 Resorts
- 211,000+ Vacation Club Owners

MIDDLE MARKET

Subsidiaries:

- BBX Sweet Holdings
  - IT'SUGAR
  - Hoffman's Chocolates
  - Las Olas Brands
- Renin
- Mod Pizza
  - Exclusive Florida Mod Pizza Franchisee

REAL ESTATE

Acquisition, Ownership, and Management of:

- Legacy Assets
- Developments
- Joint Ventures

BBX Capital

41

Single and Multifamily Homes Bonterra – CC Homes | Hialeah, Florida  • Approximately 50 acres • 394 single-family homes • With CC Homes, a Codina-Carr Company  Altis at Bonterra | Hialeah, Florida  • Approximately 14 acres under construction • 314 rental apartment units • With Altman Development  42

PGA Station Project  PGA Station | Palm Beach Gardens, Florida  • Adjacent to PGA Design Center • BBX is marketing the land parcel and is seeking joint venture partners or third parties for the development phases • Obtained approvals for 122 room limited-service suite hotel, 9,100 sf of medical offices, and approximately 188,000 sf of office buildings on vacant tracts of land • 122 room hotel pad sold to third party • 9,100 sf medical pad sold to third party  43

Gardens on Millenia Project

Joint Venture:

- Located near the Mall at Millenia in Orlando, FL
  - ~300,000 sf retail shopping center
    - Big-box
    - In-line tenants
  - Two outparcel retail pads developed

Sold ~15 acre land parcel to Costco

- Costco built a ~152,000 sf store and gas station

Invested in JV with Stiles Corp.

- ~141,100 sf retail center adjacent to Costco
- Construction is completed
  - Hobby Lobby and Academy Sports anchor the center

JV with ContraVest

- Develop the Addison on Millenia
- 292 apartment homes on approximately 12 acres
- Construction is substantially complete

Original Plans



EXECUTION

Gardens on Millenia
May 2017


Academy
Costco

BBX Capital
44

Beacon Lake  Project Overview• The total project area is ~632 acres. • Total Residential Units – 1,476 Units o 1,280+ Single family homes o 196 Townhome units   Phase 1 consists of 302 single family residential lots    Beacon Lake As of 12/19/17 Rendering of future plans  45

Portfolio of Projects (1)

Asset Name	City	State	Project Size	Segment	Status
Bayview Site	Fort Lauderdale	FL	3 Acres	Mixed Use	Pre-Development
PGA Pods A&C	Palm Beach Gardens	FL	18 Acres	Mixed Use	In Development
PGA Pods B	Palm Beach Gardens	FL	145,000 SF	Mixed Use	Existing
Addison on Millenia	Orlando	FL	292 Apartments	Multifamily	Completed
Altis at Bonterra	Hialeah	FL	314 Apartments	Multifamily	Completed
Altis at Kendall Square	Kendall	FL	321 Apartments	Multifamily	Completed
Altis at Lakeline	Lakeline	TX	354 Apartments	Multifamily	In Development
Altis at Shingle	Orlando	FL	356 Apartments	Multifamily	In Development
Altis at Grand Central	Tampa	FL	314 Apartments	Multifamily	In Development
Altis at Promenade	Tampa	FL	338 Apartments	Multifamily	In Development
Gardens on Millenia - JV	Orlando	FL	142,000 SF	Retail	Completed
Village at Victoria Park	Fort Lauderdale	FL	30 Homes	Single Family	In Development
CC Homes Bonterra	Hialeah	FL	394 Homes	Single Family	Completed
Centra Falls	Pembroke Pines	FL	89 Townhomes	Single Family	In Development
Centra Falls West	Pembroke Pines	FL	61 Townhomes	Single Family	In Development
Beacon Lake	Jacksonville	FL	1,476 Lots	Single Family	In Development
Chapel Grove Townhomes	Pembroke Pines	FL	125 Townhomes	Single Family	In Development
CC Homes Miramar	Miramar	FL	193 Homes	Single Family	Pre-Development
RoboVault	Fort Lauderdale	FL	90,000 SF	Storage	Existing
Villa San Michele	Tallahassee	FL	272 Beds (82 Units)	Student Housing	Existing

BBX Capital

(1) As of 9/30/17 investments and joint ventures with others.
(2) Source: See BBX Capital's Form 10-K for the year ended 12/31/16 and Form 10-Q for the quarter ended 9/30/17 for additional information.

46

BBX Capital: Possible Valuation Methodology • Consider the market cap of the Bluegreen Vacations stock owned by BBX, and consider it a tracking stock to BXG based on its ownership stake of 90%    +  • Plus – BBX Capital’s book value, excluding Bluegreen Vacations (3)  + • Plus – the market value of BBX Capital’s net assets in excess of book value   +  • Plus – Bluegreen’s opportunity to narrow the delta between its trading multiple and the trading multiples of Hilton Grand Vacations and Marriott Vacations (4)     (1) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. (2) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control. (3) BBX Capital consolidated book value as of 9/30/17 of $493.7 million minus Bluegreen Vacations book value as of 9/30/17 of $26 8.5 million (4) The delta between the trading multiples of Bluegreen and those of other companies may be due to a number of variables including, but not limited to, differences in financial and operating characteristics, and the companies’ affiliation with companies which provide sources of tour flow and an existing customer base.    47

BBX Capital: Possible Valuation Methodology  Bluegreen (NYSE: BXG) Market Capitalization/Equity Value    as of 12/31/17    $1.37 billion  BBX Capital’s 90% Ownership of Bluegreen Vacations Corporation  $1.23 billion  BBX Market Capitalization as of 12/31/17  $815 million  BBX Diluted Weighted Average Shares Outstanding for the quarter ended 9/30/17  106 million (3)  BBX Stock Price on 12/31/17  $7.97     (1) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. (2) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control. (3) Includes unvested shares  48

BBX Capital: Possible Valuation Methodology • Consider the market cap of the Bluegreen Vacations stock owned by BBX, and consider it a tracking stock to BXG based on its ownership stake of 90%    +  • Plus – BBX Capital’s book value, excluding Bluegreen Vacations (3)  + • Plus – the market value of BBX Capital’s net assets in excess of book value   +  • Plus – Bluegreen’s opportunity to narrow the delta between its trading multiple and the trading multiples of Hilton Grand Vacations and Marriott Vacations (4)   (1) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. (2) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control. (3) BBX Capital consolidated book value as of 9/30/17 of $493.7 million minus Bluegreen Vacations book value as of 9/30/17 of $26 8.5 million (4) The delta between the trading multiples of Bluegreen and those of other companies may be due to a number of variables including, but not limited to, differences in financial and operating characteristics, and the companies’ affiliation with companies which provide sources of tour flow and an existing customer base.  49

BBX Capital: Valuable Assets Offer Potential Additional Upside  bluegreen vacations Market Value 12/31/17 Market Cap/Equity Value $1.228B Based on BBX’s 90% ownership stake +BBX Capital Real Estate BBX Sweet Holdings Renin Book Value – Excluding Bluegreen 9/30/17 (1) ~$225M  =      Sum-of-Parts Potential Sum-of-Parts Valuation    ~$1.453B    BBX diluted weighted average shares outstanding for the quarter ended 9/30/17 106 Million (1) BBX Capital consolidated book value as of 9/30/17 of $493.7 million minus Bluegreen Vacations book value as of 9/30/17 of $26 8.5 million (2) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. (3) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control 50

BBX Capital: Possible Valuation Methodology • Consider the market cap of the Bluegreen Vacations stock owned by BBX, and consider it a tracking stock to BXG based on its ownership stake of 90%    +  • Plus – BBX Capital’s book value, excluding Bluegreen Vacations (3)  + • Plus – the market value of BBX Capital’s net assets in excess of book value   +  • Plus – Bluegreen’s opportunity to narrow the delta between its trading multiple and the trading multiples of Hilton Grand Vacations and Marriott Vacations (4)   (1) There are many ways to value a company and its securities. Valuation is a complex analytical process involving determinations as to the most appropriate and relevant methods of financial analysis. The sum-of-the-parts is only one of many possible methodologies. (2) The above valuation does not consider or take into account i) taxes or indebtedness due on a sale, ii) subsidiary expenses or operating results of the subsidiaries, or iii) corporate overhead. Further, estimates of the value of a business or securities may not be realized on sale or liquidation and do not reflect the prices at which securities may trade in the future. The market capitalization of Bluegreen and the equity value of Bluegreen held by BBX in Bluegreen is as of December 31, 2017. Such amount may increase or decrease in the future based on both factors relating to Bluegreen and factors outside of Bluegreen’s control. (3) BBX Capital consolidated book value as of 9/30/17 of $493.7 million minus Bluegreen Vacations book value as of 9/30/17 of $26 8.5 million (4) The delta between the trading multiples of Bluegreen and those of other companies may be due to a number of variables including, but not limited to, differences in financial and operating characteristics, and the companies’ affiliation with companies which provide sources of tour flow and an existing customer base. 51

A Diversified Holding Company  Offering an attractive investment opportunity 90% owner of Bluegreen Vacations, a profitable and growing “drive-to” vacation ownership company, with a compelling valuation opportunity  Track record of identifying “inflection point” growth opportunities, becoming value-add partners, with a strong financial footing  Current portfolio of valuable assets in key targeted verticals  Led by an entrepreneurial team focused on creating value over the long term   52

APPENDIX  The Club at Big Bear Village BIG BEAR LAKE, CALIFORNIA

BBX Capital Corporation  Date  Book Value  ($)  Book Value  ($ Per Share)  Book Value    Per Share Increase Over Prior Year/Qtr %  Stock Price  Stock Price Increase Over Prior Year %  S&P    500 Index Increase Over Prior Year/Qtr %  12/31/2011  $ 119,741  $ 1.55  -18%  $ 0.35  -5%  0%  12/31/2012  $ 298,967  $ 3.87  150%  $ 1.26  260%  13%  12/31/2013  $ 239,421  $ 3.05  -21%  $ 2.89  129%  30%  12/31/2014  $ 252,906  $ 3.03  -1%  $ 3.20  11%  11%  12/31/2015  $ 376,826  $ 4.46  47%  $ 3.39  6%  -1%  12/31/2016  $ 454,604  $ 4.64  4%  $ 4.88  44%  10%  9/30/2017  $ 493,719    $ 5.08  9%  -  -  -  12/31/2017  -  -  -  $ 7.97  63%  19%  Returns %  (1) Compound annual gain %  23%  68%  13%  (2) Overall gain %  228%  2,117%  113%     Note: Sale of BankAtlantic was closed on July 31, 2012.  54

Bluegreen Vacations
Multiple Sources for Revenue Growth

Sales of VOIs and Financing (2)

System-Wide Sales

VOI Sales Revenue

System-Wide VOI Sales, net (1)

Fee-Based Sales Commission Revenue

Non-Fee-Based VOI Sales Revenue

Interest Income

Resort Operations and Club Management

($ in millions)

\# of Tours ✖ Wtd. Avg. Close Rate ✖ Avg. Transaction Size

Multiple levers to achieve target results

Fee-based VOI Sales ✖ % Commission

Asset-light source of revenue

Non-Fee-Based VOI Sales − Allowance For Loan Loss

Programmatic conversion to revenue

Consumer Finance Receivables ✖ Average Coupon

Average FICO of 712(3)

Number of Resorts & Club Members

Recurring and growing income stream



System-Wide VOI Sales (1)
$553
$605
$609
2015
2016
LTM 9/30/2017
Commissions Revenue
$174
$202
$227
2015
2016
LTM 9/30/2017
Non-Fee-Based VOI Sales Revenue
$259
$266
$242
2015
2016
LTM 9/30/2017
Interest Income on VOI Notes Receivable Portfolio
$78
$81
$80
2015
2016
LTM 9/30/2017
Segment Revenue
$83
$90
$94
2015
2016
LTM 9/30/2017

(1) System-wide VOI sales represents all sales of VOIs, whether owned by us or a third-party immediately prior to sale. GAAP sales of VOIs only include sales of our owned inventory and are further reduced by our estimate for uncollectible VOI notes receivable.
(2) Excluding mortgage servicing revenue of $2.7 million, $3.8 million and $4.9 million in 2015, 2016 and LTM 9/30/17, respectively.
(3) Weighted-average FICO score in 2016 after a 30-day, "same as cash" period after the point of sale.

BBX Capital | bluegreenvacations
55

Bluegreen Vacations
VOI Sales Finance Business

2016 Net Interest Spread ($ in millions)



$81
($18)
($2)
$60
Interest Income on VOI Notes Receivable Portfolio
-
Interest Expense on Receivable-Backed Debt
-
Net mortgage servicing expenses
=
Financing Revenue

- Seller-financing for up to 90% of purchase price
- Facilitates VOI sales and earns net interest spread
- Weighted average interest rate: 15.4%[(1)]
- In-house servicing team

FICO Profiles

12/31/16[(2)]



5% <600
52% 700+
Average FICO score of 712[(3)]
43% 600-699

9/30/17[(4)]



3% <600
54% 700+
Average FICO score of 724[(5)]
43% 600-699

Average Annual Default Rate



6.9%
7.5%
8.1%
2015
2016
LTM 9/30/17

(1) As of 9/30/17. Rate depends on FICO score, down payment, existing ownership and ACH participation.
(2) FICO scores for VOI notes receivable outstanding on 12/31/16; excludes obligors with no FICO score.
(3) Weighted-average FICO score for 2016 originations after a 30-day, "same as cash" period from the point of sale.
(4) FICO scores for VOI notes receivable outstanding on 9/30/17; excludes obligors with no FICO score.
(5) Weighted-average FICO score for YTD 9/30/17 originations after a 30-day, "same as cash" period from the point of sale.

BBX Capital | bluegreenvacations
56

Bluegreen Vacations
Adjusted EBITDA Reconciliation

The following tables present Bluegreen's Adj. EBITDA, defined below, for the nine months ended September 30, 2017 and 2016, last twelve months ended September 30, 2017, and twelve months ended December 31, 2016 and 2015, as well as a reconciliation to net income (in thousands):

($ in millions)	Year ending December 31,		LTM	9 mos. ended Sept. 30,	
	2015	2016	9/30/2017	2016	2017
Net income	$70	$75	$85	$49	$59
Net income attributable to Bluegreen/Big Cedar Vacations	12	10	13	7	9
Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations	(11)	(10)	(12)	(7)	(9)
Loss (gain) on assets held for sale	0	(1)	(1)	(0)	0
Plus: depreciation	9	10	9	7	7
Less: interest income (corporate and other)	(6)	(8)	(8)	(6)	(5)
Plus: interest expense (corporate and other)	15	13	13	10	10
Plus: franchise taxes	0	0	0	0	0
Plus: provision for income taxes	42	40	47	31	38
Plus: one-time special bonus	0	10	0	10	0
Plus: restructuring costs	0	0	4	0	4
Total Adjusted EBITDA [(1)]	**$132**	**$138**	**$149**	**$102**	**$113**

EBITDA is defined as earnings, or income before income taxes, before taking into account interest income (excluding interest earned on VOI notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen's receivable-backed notes payable), franchise taxes, and depreciation and amortization. For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen's VOI notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen's business.

Adjusted EBITDA is defined as EBITDA Adjusted for amounts attributable to noncontrolling interest in Bluegreen/Big Cedar Vacations (in which Bluegreen has a 51% equity interest) and items that the Company believes are not representative of ongoing operating results.

The Company considers Bluegreen's EBITDA and Adjusted EBITDA to be an indicator of Bluegreen's operating performance, and it is used to measure Bluegreen's ability to service debt, fund capital expenditures and expand its business. EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company's capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. Additionally, the tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the related depreciation and amortization expense among companies.

The Company considers Adjusted EBITDA to be a useful supplemental measure of Bluegreen's operating performance that facilitates the comparability of historical financial periods.

EBITDA and Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company's financial performance.

BBX Capital
57

Bluegreen Vacations
Free Cash Flow Detail (1)

($ in millions)

	Year Ending December 31, 2015	Year Ending December 31, 2016	LTM 9/30/2017	9 Mos. Ended Sept. 30, 2016	9 Mos. Ended Sept. 30, 2017
Net Income Before Non-Controlling Interest	$82	$85	$97	$56	$68
Change in Notes Receivable	($33)	($59)	($44)	($46)	($31)
Change in Inventory	($25)	($18)	($42)	($7)	($31)
Plus: Income Tax Provision	$42	$40	$47	$31	$38
Less: Income Tax Payments	($26)	($27)	($47)	($21)	($41)
Change in Other Working Capital items	($14)	$35	($3)	$25	($13)
Other Operating Cash Flow items	$55	$56	$53	$48	$44
Net Cash Provided by Operating Activities	$81	$112	$61	$86	$34
Sales office expansion, IT and other PP&E, net	($9)	($7)	($10)	($7)	($10)
Free Cash Flow	$72	$105	$51	$79	$24

Inventory Spend Detail:

	Year Ending December 31, 2015	Year Ending December 31, 2016	LTM 9/30/2017	9 Mos. Ended Sept. 30, 2016	9 Mos. Ended Sept. 30, 2017
Capital-Efficient Inventory:					
Secondary Market	($10)	($7)	($13)	($4)	($10)
Just-in-Time	($7)	($11)	($16)	($6)	($11)
Developed Inventory:					
Inventory Development - Big Cedar Joint Venture	($31)	($18)	($27)	($10)	($19)
Inventory Development - Other	$0	($9)	($5)	($6)	($2)
Total Inventory Spending	($48)	($45)	($61)	($26)	($42)
Total Inventory Spending	($48)	($45)	($61)	($26)	($42)
Cost of Sales	$23	$27	$19	$19	$11
Change in Inventory	($25)	($18)	($42)	($7)	($31)

BBX Capital

(1) Free cash flow is a non-GAAP financial measure, and excludes an $80 million loan to a related party.

58

Bluegreen Vacations In-Store Vacation Package Sales Innovation  Bass Pro Outdoor Traveler Kiosk  Virtual Reality Enabled Store-in-Store  *Currently in two test locations  *Example  59

BBX Capital  Reconciliation of Income before taxes to Adjusted EBITDA ($’s in thousands) 2016  LTM 9/30/17  Income before taxes  $  78,036    98,465  Add/(Less):  Interest income (other than interest earned on VOI notes receivable)  (4,399)  (3,639)  Interest expense  36,037  35,292  Interest expense on receivable-backed debt  (18,348)  (17,501)  Franchise taxes  186  225  Depreciation and amortization  12,989  15,119  EBITDA  $  104,501  127,961  EBITDA attributable to non-controlling interests  (9,825)  (12,837)  Loss (gain) on assets held-for-sale  (1,423)  (1,342)  Foreign Exchange (gain) loss  (219)  418  Restructuring cost  -  4,165  One-time special bonus  10,000    -  Adjusted EBITDA  $  103,034  118,366     EBITDA is defined as earnings, or income before income taxes, before taking into account interest income (excluding interest earned on VOI notes receivable), interest expense (excluding interest expense incurred on financings related to Bluegreen’s receivable-backed notes payable), franchise taxes, and depreciation and amortization . For purposes of the EBITDA calculation, no adjustments were made for interest income earned on Bluegreen’s VOI notes receivable or the interest expense incurred on debt that is secured by such notes receivable because they are both considered to be part of the operations of Bluegreen’s business.  Adjusted EBITDA is defined as EBITDA Adjusted for amounts attributable to noncontrolling interest in Bluegreen/Big Cedar Vacations (in which Bluegreen has a 51 % equity interest) and items that the Company believes are not representative of ongoing operating results.  The Company considers EBITDA and Adjusted EBITDA to be an indicator of its operating performance, and it is used to measure its and its subsidiaries ability to service debt, fund capital expenditures and expand its business . EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry . For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings . Accordingly, the impact of interest expense on earnings can vary significantly among companies . Additionally, the tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate . As a result, effective tax rates and provision for income taxes can vary considerably among companies . EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the related depreciation and amortization expense among companies.  The Company considers Adjusted EBITDA to be a useful supplemental measure of Renin’s operating performance that facilitates the comparability of historical financial periods.    Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.   60

Renin Holdings

Reconciliation of income before taxes to Adjusted EBITDA

(in thousands)		2014	2015	2016	LTM 9/30/17
Income before taxes	**$**	**(2,044)**	**(2,058)**	**857**	**1,460**
Add:					
Interest expense		551	309	313	447
Depreciation and Amortization		602	643	901	1,573
Foreign exchange (gain) loss		715	1,038	(219)	418
Adjusted EBITDA	**$**	**(176)**	**(68)**	**1,852**	**3,898**

Adjusted EBITDA is defined as earnings, or income before income taxes, interest expense depreciation and amortization, and foreign exchange (gains) and losses. The Company considers Renin's Adjusted EBITDA to be an indicator of Renin's operating performance, and it is used to measure Renin's ability to service debt, fund capital expenditures and expand its business.

Adjusted EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company's capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. Additionally, the tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. Adjusted EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. Also, Adjusted EBITDA excludes foreign exchange as exchange rates may vary significantly among companies. These differences can result in considerable variability in the relative costs of productive assets and the related depreciation and amortization expense among companies.

The Company considers Adjusted EBITDA to be a useful supplemental measure of its operating performance that facilitates the comparability of historical financial periods.

Adjusted EBITDA should not be considered as an alternative to income before income taxes as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company's financial performance.

BBX Capital

61

Thank You  Christmas Mountain VillageTM WISCONSIN DELLS< WISCONSIN